EMPLOYMENT AGREEMENT

THIS AGREEMENT, made as of the       17          day of October
,l988 between AMERICAN CYANAMID COMPANY, a corporation organized and existing under the laws of the State of Maine, with its executive offices at Wayne, New Jersey (hereinafter referred to as the "COMPANY"), and TERENCE D. MARTIN residing at 41 Terrace Drive, Hastings-on-Hudson,
NY10706   (hereinafter called the "EMPLOYEE"), Social Security No. 562-
58-1983

W I T N E S S E T H:

In consideration of the EMPLOYEE'S employment (reemployment/continuing employment) by the COMPANY and of the covenants hereinafter set forth, it is mutually agreed as follows:

     1. EMPLOYEE'S REPRESENTATIONS. The EMPLOYEE represents that all statements made in or with respect to this Application for Employment are true and correct, that the EMPLOYEE has disclosed any and all limitations affecting employment with the COMPANY contained in any written agreement with any other employer, and that the EMPLOYEE is not prohibited by any other agreement from performing services for the COMPANY.

     2. EMPLOYEE'S SERVICES The EMPLOYEE shall faithfully and to the best of EMPLOYEE'S ability devote all of the EMPLOYEE'S working time exclusively to the performance of such services for the COMPANY as may be assigned to EMPLOYEE. The EMPLOYEE shall have an assigned headquarters at such place as the COMPANY from time to time may direct. The EMPLOYEE shall not, for remuneration of profit, directly or indirectly render any service to, or undertake any employment for, any other person, firm or corporation, whether in an advisory or consulting capacity or otherwise, without first obtaining the written consent of an officer of the COMPANY or of the director or president (or authorized representative) of the division to which the EMPLOYEE is then assigned.

     3. SALARY. The COMPANY shall pay to the EMPLOYEE, in full payment for the services performed by the EMPLOYEE, the base salary of $15,833.34 per Month. The COMPANY reserves the right, at any time and from time to time, to adjust the base salary of the EMPLOYEE (and also to pay or not to pay any bonus or other special remuneration) without changing the other provisions of this Agreement, provided that the base salary of the EMPLOYEE shall not be reduced to a rate less than that specified above.

     4. REIMBURSEMENT OF EXPENSES. The COMPANY shall reimburse the EMPLOYEE, in accordance with policies and practices of the COMPANY then in effect, for (a)expenses of moving in connection with a COMPANY-directed change of the EMPLOYEE'S headquarters under circumstances reasonably requiring a change of residence, and (b) travel, entertainment and other business expenses.

     5. DURATION OF EMPLOYMENT. The EMPLOYEE'S employment hereunder shall commence and shall continue until the earlier of the EMPLOYEE'S death or retirement date under any applicable retirement plan then in effect, subject to the right of either the EMPLOYEE or the COMPANY to terminate the employment by written notice given in accordance with the following schedules:

     (a) With respect to employees while classified as "non-exempt employees" under the wage and hour provisions of the Federal Fair Labor Standards Act--

          Length of Continuous Employment
         (determined as of the date of notice)   Required Notice Period

          Less than 6 months                     1 day

          At least 6 months                      2 weeks for employees
                                                 paid on a weekly or
                                                 biweekly basis;
                                                 one-half month for
                                                 employees paid on a
                                                 monthly or semimonthly
                                                 basis.

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     (b) With respect to employees while classified as "exempt
     employees" under the wage and hour provisions of the Federal Fair Labor Standards Act--

                          Required Notice Period

                                  1 month

In the event of such notice of termination, the EMPLOYEE shall remain for all or any part of the required notice period if so requested by the COMPANY, but the COMPANY reserves the right at anytime to pay to EMPLOYEE the EMPLOYEE'S full base salary (in one or more installments) for or during the required notice period and to terminate the employment immediately or at any time during such notice period. Notwithstanding the foregoing, the COMPANY shall have the right, by written notice to the EMPLOYEE but without any required notice period, to terminate the EMPLOYEE'S employment at any time in the event of default or nonperformance by the EMPLOYEE of any of the provisions of this Agreement.

     6. RESTRICTION ON COMPETITIVE EMPLOYMENT. For the period of twelve months immediately after termination of employment with the COMPANY, the EMPLOYEE shall not engage in any work or other activity--whether as owner, stockholder, partner, officer, consultant, employee or otherwise-
- -involving a product or process similar to the product or process on which the EMPLOYEE worked for the COMPANY (or any of its subsidiary or affiliated companies) at any time during the period of two years immediately prior to termination of employment, if such work or other activity is then competitive with that of the COMPANY (or any of its subsidiary or affiliated companies), provided that this restriction shall not apply if the EMPLOYEE has disclosed to the COMPANY in writing all the known facts relating to such work or activity and has received a release in writing from an officer of the COMPANY to engage in such work or activity. However, if the COMPANY refuses to grant such a written release and if the EMPLOYEE is unable to obtain employment consistent with his qualifications and experience solely because of such refusal, then in that event the COMPANY shall make payments to the EMPLOYEE at the rate of EMPLOYEE'S base salary at termination of employment for each month that the EMPLOYEE has certified that EMPLOYEE has been unable for such reason to secure such employment, provided that the obligation of the COMPANY to make such payments shall cease upon whichever is the first to occur of (a) the date the EMPLOYEE shall obtain employment, (b) the date on which the COMPANY shall grant a written release to the EMPLOYEE, or (c) the expiration of twelve months following the termination of employment; and provided further that no such payment shall be made for any month for which any payment is made by the COMPANY to the EMPLOYEE under any other provision of this Agreement. Ownership by the EMPLOYEE of five per cent or less of the outstanding shares of stock of any company either (i) listed on a national securities exchange or (ii) having at least 100 stockholders shall not make the EMPLOYEE a "stockholder" with in the meaning of that term as used in this paragraph. Nothing int his paragraph shall limit the rights or remedies of the COMPANY arising directly or indirectly from such competitive employment including. without limitation, claims based upon breach of fiduciary duty, misappropriation, or theft of confidential information.

     7. Confidential Information. The EMPLOYEE understands that in the performance of services here under EMPLOYEE may originate or obtain knowledge of "confidential information", as hereinafter defined, relating to the business of the COMPANY (or of any of its subsidiary or affiliated companies). As used herein, "confidential information" means any information (including, without limitation, any formula, pattern, device, plan, process, or compilation of information) which (i) is, or is designed to be, used in the business of the COMPANY (or of any of its subsidiary or affiliated companies) or results from its or their research and/ or development activities, (ii) is private or confidential in that it is not generally known or available to the public and, (iii) gives the COMPANY (or any of its subsidiary or affiliated companies) an opportunity to obtain an advantage over competitors who do not know or use it. The EMPLOYEE shall not, without the written consent of an officer of the COMPANY, either during the term of his employment or thereafter, (a) use or disclose any such confidential information outside the COMPANY (or any of its subsidiary or affiliated companies),
(b) publish any article with respect thereto, or (c) except in the performance of his services hereunder, remove or aid in the removal from the premises of the COMPANY any such confidential information or any property or material which relates thereto. The provisions of this paragraph shall survive the termination of this Agreement.

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8. INVENTIONS.
     (a) The EMPLOYEE shall promptly disclose to the COMPANY any and all inventions, discoveries, developments, improvements, machines, appliances, processes, products, or the like, whether or not patentable, (all of which are referred to herein as"inventions") which the EMPLOYEE may invent, conceive, produce, or reduce to practice, either solely or jointly with others, at any time (whether or not during working hours) during employment hereunder, or during such period thereafter (not exceeding one year) for which the COMPANY shall have notified the EMPLOYEE in writing, prior to the termination of employment, that it will continue to pay the EMPLOYEE amounts equivalent to EMPLOYEE'S then base salary, provided said payments are made or tendered.
     (b) All such inventions which in any way relate to the goods or materials produced, sold or used by the COMPANY (or by any of its subsidiary or affiliated companies), or to any methods, processes or apparatus used in connection with the production or treatment of such goods or materials, or in either case which are or may be or may become capable of use in the business of the COMPANY (or of any of its subsidiary or affiliated companies), shall at all times and for all purposes be regarded as acquired and held by the EMPLOYEE in a fiduciary capacity for, and solely for the benefit of, the COMPANY.
     (c) With respect to all such inventions, the EMPLOYEE shall:
           (i) treat all information with respect thereto as confidential information within the meaning of, and subject to, paragraph 7 of this Agreement;
           (ii) keep complete and accurate records thereof, which
                records shall be the property of the COMPANY;
           (iii) execute any application for letters patent of the
                United States and any and all other countries covering such inventions, and give to the COMPANY, its attorneys and solicitors all reasonable and requested assistance in preparing such application;
           (iv) from time to time, upon the request and at the expense of the COMPANY, but without charge for services beyond the payments herein provided for, execute all assignments or other instruments required to transfer and assign to the COMPANY (or as it may direct) all inventions, and all patents and applications for patents covering such inventions or otherwise required to protect the rights and interests of the COMPANY;
           (v) testify in any proceedings or litigation as to all such inventions; and
           (vi) in case the COMPANY shall desire to keep secret any such invention, or shall for any reason decide not to have letters patent applied for thereon, refrain from applying for letters patent thereon.

           Payments at reasonable hourly rates shall be made by the COMPANY to the EMPLOYEE for time actually spent by the EMPLOYEE in the foregoing activities at the request of the COMPANY, if such activities occur after termination of employment and after expiration of any post employment period for which any payment is made by the COMPANY to the EMPLOYEE under any other provision of this Agreement.

     (d) No termination of employment or of this Agreement shall release the EMPLOYEE or EMPLOYEE'S heirs or legal representatives from the foregoing obligations as to such inventions.

     9. EMPLOYEE BENEFITS. Nothing in this Agreement shall be construed to limit the EMPLOYEE'S participation in any insurance plan, medical plan, retirement plan, or other employee benefit arrangement to which EMPLOYEE would otherwise be entitled, in accordance with the prevailing policies and practices of the COMPANY then in effect, in the absence of this Agreement.

     10. ASSIGNABILITY. This Agreement shall enure to the benefit of any assignee of the COMPANY, and the EMPLOYEE specifically agrees on demand to execute any and all necessary documents in connection therewith.

     11. NOTICES. Any notice expressly provided for under this Agreement shall be in writing, shall be given either manually or by mail, telex, telegram, radiogram or cable, and shall be deemed sufficiently given if and when received by the party to be notified at its address first set forth above or if and when mailed by registered mail, postage prepaid, addressed to such party at such address. Either party may, by notice to the other, change its address for receiving such notices.

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     12. ENTIRE AGREEMENT. This Agreement supersedes all previous contracts for personal services between the COMPANY and the EMPLOYEE, provided that neither party is relieved from any obligations to the other arising under any such previous contract while it was in force. This Agreement constitutes the entire understanding between the parties hereto with reference to the subject matter hereof and shall not be changed or modified except by a written instrument signed by both parties. The headings of the paragraphs in this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof or affect the interpretation of any provision.

       *
     * *

           IN WITNESS WHEREOF the COMPANY has caused this Agreement to be executed in duplicate by a proper and duly authorized representative thereof, and the EMPLOYEE has signed this Agreement in duplicate, as of the day and year first above written.

PENSION DIFFERENTIAL. Provided that the
EMPLOYEE is in the employment of the
COMPANY when the EMPLOYEE reaches the age
of 60, upon termination of employment         AMERICAN CYANAMID COMPANY
thereafter, the COMPANY will pay the
EMPLOYEE an amount equal to the amount, if    BY   R.L. Martino
any, by which the pension of the EMPLOYEE
shall be entitled to receive from its
Employees Retirement Plan and any other       Title__________________
defined benefit Retirement Plan of the               Vice President
COMPANY or any of its subsidiaries is less
than 40~ of the EMPLOYEE's Average
Earnings (as defined in the Employees
Retirement Plan) during the three years        T. D. Martin   (EMPLOYEE)
out of the final 10 years of the
EMPLOYEE's employment during which such
earnings are the highest, provided that
the EMPLOYEE shall make the election
provided in the Retirement Plan to have
the EMPLOYEE's pension commence
immediately upon retirement.

The EMPLOYEE will be designated a member of the Income Continuity Plan of the Company. In the event of the termination of the employment of the EMPLOYEE under circumstances entitling the EMPLOYEE to the income continuity payments specified in Section 4 of the Income Continuity Plan, the COMPANY will pay the EMPLOYEE the sum of twice his annual base salary at the rate in effect at the time "notice of termination", as defined in the Income Continuity Plan, is given plus twice his ann~ target award (excluding performance allotments) under the Income Continuity Plan, as defined in the Income Continuity Plan, based on such rate, in equal monthly installments over a period of 24 months following the date of termination, as defined in the Income Continuity Plan, less any amounts payable to the EMPLOYEE under the Income Continuity Plan or under any plan to whose membership the EMPLOYEE may be elected in lieu of the Income Continuity Plan prior to any deductions from such amount contemplated by Section 4 of the Income Continuity Plan or by any analogous provision of any plan to whose membership the EMPLOYEE may be elected in lieu of the Income Continuity Plan. In the event that payments to the EMPLOYEE under the Income Continuity Plan or under any plan to whose membership of which the EMPLOYEE may be elected in lieu of the Income Continuity Plan are terminated pursuant to, respectively,
Section 6 of the Income Continuity Plan or any analogous provision of such other plan, the obligations of the COMPANY under this paragraph shall cease simultaneously.
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